Exhibit 99.1

Exhibit 99.1

2015 ANALYST DAY FEBRUARY 4, 2015

KEVIN SADOWSKI

VICE PRESIDENT OF INVESTOR RELATIONS

International® is a registered trademark of Navistar Inc.

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This Afternoon's Agenda

IT'S UPTIME AT

Presentation	Time
Opening Remarks with Kevin Sadowski	1:00pm-1:05pm
Troy Clarke	1:05pm-1:25pm
Bill Kozek	1:25pm-1:45pm
Michael Cancelliere	1:45pm-1:55pm
Q&A Session #1	1:55pm-2:20pm
Break	2:20pm-2:35pm
Persio Lisboa	2:35pm-2:55pm
Denny Mooney	2:55pm-3:10pm
Walter Borst	3:10pm-3:30pm
Q&A Session #2	3:30pm-3:55pm
Closing Remarks with Troy Clarke	3:55pm-4:10pm

International® is a registered trademark of NAVISTAR®, Inc.

2

Safe Harbor Statement

It’s Up Time At

Information provided and statements contained in this report that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and the Company assumes no obligation to update the information included in this report. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “except,” “anticipate,” “intend,” “plan,” “estimate,” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions. For a further description of these factors, see the risk factors set forth in our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the fiscal year ended October 31, 2014. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.

International® is a registered trademark of Inc.

Other Cautionary Notes

The financial information herein contains audited and unaudited information and has been prepared by management in good faith and based on data currently available to the Company. Certain non-GAAP measures are used in this presentation to assist the reader in understanding our core manufacturing business. We believe this information is useful and relevant to assess and measure the performance of our core manufacturing business as it illustrates manufacturing performance. It also excludes financial services and other items that may not be related to the core manufacturing business or underlying results. Management often uses this information to assess and measure the underlying performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts, and other interested parties to enable them to perform additional analyses of operating results. The non-GAAP numbers are reconciled to the most appropriate GAAP number in the appendix of this presentation.

International® is a registered trademark of Inc.

Some Final Logistics

Emergency- Exit through any door, down the stairs, and out through the main entrance atrium doors

Please Silence All Devices

Restrooms- Exit left doors, down the hallway, then on your right

Refreshments- Exit right doors

Thank you!

International® is a registered trademark of Inc.

2015 ANALYST DAY FEBRUARY 4TH, 2015

TROY CLARKE CHIEF EXECUTIVE OFFICER

International® is a registered trademark of Inc.

Analyst Day 2015

Agenda

Market Share Growth, Pricing Plans, Bill Kozek

Brand and Promotion

Dealer Service and Parts Michael Cancelliere

Q & A

Operational Excellence Persio Lisboa

Product, Technology and Engine Plans Denny Mooney

Path to Positive Earnings Walter Borst

Q & A

International® is a registered trademark of Inc.

Analyst Day 2015

What you should take away from today:

Significant progress report

Who we have become

Strategy and plans for the future

Answers to your questions

International® is a registered trademark of Inc.

Evolution of the International Strategy

IT'S UPTIME AT

2008 – 2012 Growth	2012 – 2014 Turnaround	2015 – 2020 Advantage
• **Revenue growth** – Acquisitions – Innovation/Joint ventures – Global • **Integrated engine** • **Integrated body** • **EGR emission** – Cost – Convenience • **Business units** • **Entrepreneurial culture**	• **Urgent turnaround** • **EGR -> SCR** • **Introduce Cummins engines** • **Reduce cost** – COGS – Structural cost • **Conserve cash** – ROIC Fix/Close/Sell – Working capital • **Pause global growth** • **Functional organization** • **Benchmark driven**	• **Finish the turnaround** – Close the cost gap – Reduce warranty – Increase market share – Lean enterprise • **Uptime Advantage** – Best-in-class integration – Partners and alliance relationships – High performance dealers – Connected vehicle leadership – Uptime advantage – Improve price position • **Leadership Advantage** – Vision and mission – Values – Create leaders at every level

International® is a registered trademark of NAVISTAR, Inc.

9

Evolution of the International Strategy

2008 – 2012 Growth

Revenue growth

Acquisitions

Innovation/Joint ventures

Global

Integrated engine

Integrated body

EGR emission

Cost

Convenience

Business units

Entrepreneurial culture

International® is a registered trademark of Inc.

Evolution of the International Strategy

2012 2014 Turnaround

Urgent turnaround

EGR -> SCR

Introduce Cummins engines

Reduce cost

COGS

Structural cost

Conserve cash

ROIC Fix/Close/Sell

Working capital

Pause global growth Functional organization Benchmark driven

International® is a registered trademark of Inc.

Rapid Deployment of Emission Compliant Products On-Time and On-Budget

Full Line of SCR Engines

International® is a registered trademark of Inc.

12

Accomplished Ten Years Of Progress

… In The Last Two Years

Improved Lowered Break-Cash Position Even Point

Divested Non-core Engine Businesses and Technology Joint Ventures EGR SCR

Consolidated Improved Manufacturing Quality

Initiated Lean Reduced Practices Warranty

International® is a registered trademark of Inc.

Evolution of the International Strategy

2012 – 2014 Turnaround

Urgent turnaround

EGR -> SCR

Introduce Cummins engines

Reduce cost

COGS

Structural cost

Conserve cash

ROIC Fix/Close/Sell

Working capital

Pause global growth

Functional organization

Benchmark driven

International® is a registered trademark of Inc.

Evolution of the International Strategy

2015 2020

Advantage

Finish the turnaround

Close the cost gap Reduce warranty Increase market share Lean enterprise

Uptime Advantage

Best-in-class integration Partners and alliance relationships High performance dealers Connected vehicle leadership Uptime advantage Improve price position

Leadership Advantage

Vision and mission Values Create leaders at every level

International® is a registered trademark of Inc.

Market Share Growth, Pricing Plans, Brand and Promotion

2015 – 2020 Advantage

Finish the turnaround

Close the cost gap

Reduce warranty

Increase market share

Uptime Advantage

Best-in-class integration

Partners and alliance relationships

High performance dealers

Connected vehicle leadership

Uptime advantage

Improve price position

Leadership Advantage

Bill Kozek

President, Truck and Parts

International® is a registered trademark of Inc.

Industry Leading Uptime

Fewer service incidents

Integrated Customer Support, Parts and Service

Shorten repair times

Real time monitoring Remote diagnostics

Now over 80,000 connected

International® is a registered trademark of Inc.

Distribution and Service plans

2015 – 2020 Advantage

Finish the turnaround

Close the cost gap

Reduce warranty

Increase market share

Uptime Advantage

Best-in-class integration

High performance dealers

Connected vehicle leadership

Uptime advantage

Improve price position

Leadership Advantage

Vision and mission

Values

Create leaders at every level

Michael Cancelliere Senior VP, Global Parts & Customer Service

International® is a registered trademark of Inc.

Operational Excellence

2015 – 2020 Advantage

Finish the turnaround

Close the cost gap

Reduce warranty

Increase market share

Lean enterprise

Uptime Advantage

Best-in-class integration

Partners and alliance relationships

High performance dealers

Connected vehicle leadership

Uptime advantage

Improve price position

Leadership Advantage

Vision and mission

Values

Create leaders at every level

Persio Lisboa President, Operations

International® is a registered trademark of Inc.

Product and Engine Plans

2015 – 2020 Advantage

Finish the turnaround

Close the cost gap

Reduce warranty

Increase market share

Lean enterprise

Uptime Advantage

Best-in-class integration

Partners and alliance relationships

High performance dealers

Connected vehicle leadership

Uptime advantage

Improve price position

Leadership Advantage

Vision and mission

Values

Create leaders at every level

Denny Mooney Senior VP, Global Product Development

International® is a registered trademark of Inc.

Path to Positive Earnings

2015 – 2020 Advantage

Finish the turnaround

Close the cost gap

Reduce warranty

Increase market share

Lean enterprise

Uptime Advantage

Best-in-class integration

Partners and alliance relationships

High performance dealers

Connected vehicle leadership

Uptime advantage

Improve price position

Leadership Advantage

Vision and mission

Values

Create leaders at every level

Walter Borst Executive Vice-President and Chief Financial Officer

International® is a registered trademark of Inc.

Leadership Advantage

International® is a registered trademark of Inc.

How We Operate

Vision

Products, Services, People you count on

Mission: It’s Uptime at International

PEOPLE WORKING TOGETHER

One Navistar

-One time

-Common data

-Functional excellence

-Accountable

-Learning organization

-Recognition/celebration

LEAN ENTERPRISE

Navistar Way

-Waste elimination

-Continuous improvement

-Leaders as teachers

-Process flow perspctive

-Evidence-based decisions

-Visual management

-Raise your hand

CUSTOMER SATISFACTION

Navistar Advantage

-Best Uptime

-Trucks designed to stay on the road

-Defect –free trucks delivered on the date promised

-Fast dealer service/repair

Values

It Starts With Me

Be Heard Create Raving Fans Better Every Day Hours Not Days Got Your Back Celebrate

International® is a registered trademark of Inc.

BILL KOZEK

PRESIDENT, TRUCK AND PARTS

International® is a registered trademark of , Inc.

2015 ANALYST DAY FEBRUARY 4, 2015

VIDEO

International® is a registered trademark of Inc.

International® is a registered trademark of , Inc.

Capitalize on Industry Momentum

Economy is improving. Third quarter GDP growth revised up to 5.0%

Dip in oil prices helped boost spending in on-highway while slowing sales in vocational applications like oil and gas exploration

International® is a registered trademark of Inc.

Capitalize on Industry Momentum

Class 8 volume was highest since 2006, with truck tonnage index 136.8, the highest level on record

International® is a registered trademark of , Inc.

Unit Goals for FY2015

INDUSTRY MEDIUM HEAVY SEVERE BUS

2014

342,000 15,000 25,800 9,000 9,900

Actual

2015 19,000—26,800—9,300—10,900 -

368,000

Forecast 20,000 27,800 10,300 11,400

Market

24-27% 14-16% 15-17% 40-45%

Share

International® is a registered trademark of Inc.

IT'S UPTIME AT

SCR Coverage in Medium Duty Catalyst for Growth

ISB6.7

- Crew Cab
- Low Cab
- Mid-High Cab
- Beverage Body
- Emergency
- Four Wheel Drive
- Air & Hydraulic brakes
- Day Cab
- Extended Cab
- Allison 1000, 2000, 3000
- Vertical/Vertical Exhaust
- Dual Staggered Tanks
- Stationary Applications

4,000 - 5,000 Unit Growth in FY2015

- Expanded coverage of DuraStar/ISB to nearly all applications
- Focused segments and competitive targets to deliver volume and margin goals
- Heavy emphasis on dealer-led retail sales critical to growth

International® is a registered trademark of NAVISTAR, Inc.

31

DuraStar Delivers

On Highway Growth with the Right Customers

1,000—2,000 Unit Growth in FY2015

Focused, Optimized specifications will drive performance and support small fleet business

OnCommand Connection remains a key differentiator among fleets and a primary FOCUSED SPECS enabler of uptime

FUEL • WEIGHT • DRIVER • COST

Although our backlog is growing, leverage our production capacity for customers with immediate needs

International® is a registered trademark of , NAVISTAR Inc.

ProStar: Best-in-Class Integration, Superior Performance

Horizon its up time

Managing Our Used Truck Inventory

Need to take trades to manage new truck sales

Profitability

Best-in-Class certified

NEW

TRUCK Used Truck program SALES 180+ point inspection Working Unsurpassed warranty

Residuals Capital

Balance requires some Monitored by industry-compromise on each dimension leading technology

Robust demand-generation efforts to manage used truck inventory

International® is a registered trademark of NAVISTAR , Inc. 36

Trade Cycle for EGR Engines Redefined

8,000 Inventory is expected to peak in FY2015, and

7,000

begin to normalize after

6,000 2017

5,000 Industry trade cycle 4,000 averages between 5-6 years, whereas our 3,000 recent cycle is 3-4 years

2,000

Newer, low mile vehicles 1,000 in the marketplace, operating like new once

0 Diamond Renewed

UTO Actual and Planned Receipts Normal Industry Trade Receipts

International® is a registered trademark of Inc.

Focus on SCR Roll-Out with Long Term Growth

120%

100%

Increased

80%

coverage lead to increased 60% market share

40% 20% 0%

HEAVY MEDIUM

Configurations available now Configurations pending

Modest Growth

in FY2015

Final phase of SCR

roll-out

TEM-focused efforts

to drive preference

as the chassis of

choice

Capitalize on the

growth of

construction

International® is a registered trademark of Inc.

WorkStar: The Most Well-Rounded Vehicle in its Class

Bus Poised for Growth with Propane and ISB

1,000—1,500 Unit Growth in FY2015

Propane market continues to expand with projected increase of 500 units in FY2015

ISB mix is growing and an enabler for further market share growth in districts that require SCR

Thomas Diesel

Blue Bird Diesel Blue Bird Propane

IC Bus Diesel IC Bus Propane

International® is a registered trademark of NAVISTAR , Inc.

CE Series: Protecting Our Most Precious Cargo

Global and Export

International® is a registered trademark of Inc.

IT’S UPTIME AT

International® is a registered trademark of NAVISTAR , Inc.

ANALYST DAY: NAVISTAR PARTS FEBRUARY 4, 2014

Michael A. Cancelliere

Senior Vice-President, Global Parts and

Customer Service

International® is a registered trademark of NAVISTAR , Inc.

International® is a registered trademark of Inc.

Parts and Service Support

Strength of the North America Dealer Network

800+ Dealer Locations 8,000 Service Bays 7,600 Technicians $350M+ Parts Inventory

Demonstrated Market Leadership

Maximize Uptime and

Customer Productivity

International® is a registered trademark of Inc.

Parts & Service Support Uptime

Project Confirmation 3.0

25% Dwell Time Reduction

Quality

Arrival Write-Up Triage Diagnostics Parts Repair Departure Admin Check

Get them out… Get them in… Get them fixed…

Quickly!

Service Level

Health Reports Customer Focus Authorization OnCommand Navistar/Dealer Fault Code Action Plans Connection Collaboration

OnCommand Repair

Parts Availability Lean Processes Advocate

3 International® is a registered trademark of , Inc.

Navistar Parts Overview

2014 $2.5B revenue

NA Parts demonstrated Proprietary continued strength and All Makes growth throughout the turnaround period

Parts will remain a key

National Account Customers component of corporate

profitability and cash generation

Plays a key role in customer Uptime

When wheels are turning, and freight is moving, parts are being consumed

4 International® is a registered trademark of ,[Graphic] Inc.

History of Leadership

1970: First OEM to introduce private label brand of all-makes parts

Today: Over 50 Product Lines and 2200

SKU’s

1988: First OEM to Introduce a national purchasing program

Today: $1 Billion in Annual Customer Billings

2014: First OEM to introduce a remote diagnostics solution with “open architecture”; gives customers freedom of choice

Today: 65% increase in Enrolled Vehicles

5 International® is a registered trademark of , Inc.

Growth Opportunities – All Makes Growth

Growth Opportunities—Fleetrite

Navistar

Better Gross Margin Expand Customer Reach 25-30% CAGR

Customer

OE Quality Trusted Brand One Stop Shopping

Growth Opportunities—Product Life Cycle

Vehicle Component Replacement Rate

Lower Parts Maximum Consumption Parts

Standard

Warranty Consumption

Period Declining Customer

Rate Base

“Sweet Spot”

Replacement 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15

Vehicle Age

Growth Opportunities – Investment in Technology

Parts Catalog OnCommand Connection

E-Commerce Enabler

Up-Selling

Real-Time Remote Diagnostics All Makes

Drives Customers to Dealership

Growth

Proactive Fault Code Management

Cross-Reference

9 International® is a registered trademark of , Inc.

Summary

North America Parts

Segment Profit

Leverage the strength of the Navistar distribution network to provide maximum Uptime

Technology investments facilitate ease of doing business & expanded customer reach

Parts growth will continue to drive EBIT

International® is a registered trademark of Inc.

2015 ANALYST DAY FEBRUARY 4, 2015

Q&A

International® is a registered trademark of Inc.

2015 ANALYST DAY FEBRUARY 4, 2015

VIDEO

International® is a registered trademark of , Inc.

2015 ANALYST DAY FEBRUARY 4, 2015

BREAK ~15 MINUTES

International® is a registered trademark of, Inc.

2015 ANALYST DAY FEBRUARY 4, 2015

VIDEO

International® is a registered trademark of Inc.

2015 ANALYST DAY FEBRUARY 4, 2015

PERSIO LISBOA PRESIDENT, OPERATIONS

International® is a registered trademark of , Inc.

Operations: Commitment to Excellence

Vision Excellence in Operations

Bes in C ss

Cost Quality

Integratio

Organization Structure Manufacturing First-Time Quality

Areas of

Focus: Lean Enterprise Material Warranty

2015 &

Beyond Product Launches Structural Cost Field Support

$120m lower manufacturing cost

Foundation: $640m in structural cost savings Drive to Significant material cost reductions Deliver, 50% improvement in working capital

2012 2014

Flawless product launches

Product quality significantly improved

International® is a registered trademark of Inc.

Organization: One Operations Team

BEST-IN-CLASS INTEGRATION

UNIFIED ORGANIZATION SHARED LOCATION

Procurement

Product Development

Manufacturing

Lean Enterprise: A Journey to Excellence

Manufacturing Operations Corporate Supply Base

SUPPORT THE OPERATOR

avistar Values

culture people process leadership

International® is a registered trademark of , Inc.

Lean Enterprise: A Journey to Excellence

Be Heard Create Raving ®

International is a registered trademark of Inc.

Fans

Lean Enterprise: A Journey to Excellence

Navistar Supplier Council

Celebrate

Be Heard Create Raving International(®)is a registered trademark of Inc.

63

Fans

Product Cost: Addressing Multiple Levers

Continuing Reductions in Product Cost

Optimized

Best Cost Manufacturing BEST-IN-CLASS Country Sourcing Footprint

INTEGRATION

Supplier Design Cost Footprint Opportunities

STRATEGIC

Supply Base SUPPLIER Horizon Rationalization Product

& Strategic COLLABORATION Launch Sourcing

International® is a registered trademark of Inc.

Optimized Manufacturing Footprint

Previous Footprint

Divest non-core operations

Eliminate surplus capacity

Reduce fixed cost

Optimize productivity in core plants

Optimized Footprint

Enable optimized supply base footprint

International® is a registered trademark of Inc.

Supplier Footprint

Historical Supplier Footprint

Reduce distance and freight

Shorten lead times

Reduce working capital

Benefit from lower regional

costs

Present Landscape (2015 & Beyond)

International is a registered trademark of Inc.

66

Supply Base Rationalization & Strategic Sourcing

Reduction in # of Direct Suppliers

Simplify portfolio of

(11%)

suppliers

(30%)

Strategically bundle and leverage purchasing spend

Reduce complexity cost

Strategic Sourcing

Increase scale

Machined Components Castings

Gain ongoing benefits as validation is completed

Hoses Tubes Fasteners

International® is a registered trademark of Inc.

Best Cost Country Sourcing

Relative % of BCCS will increase over next few years Decisions based on total cost of ownership

Leverage most competitive suppliers and regions

Drive technical validation for multiple groups of components

Reduce material and tooling cost

Global Sourcing Target

35%—40%

26.9%

Current Target

International® is a registered trademark of Inc.

Design Cost Opportunities

Example: New MY15 13-Liter Engine January 2015 target launch complete

Refreshed High- Achieved 1-2% fuel

Temperature EGR Design economy improvement EGR Valve Refresh Closed Circle Valve Single EGR Feed and Outlet Delete LT EGR Delete Optimize Plumbing

Exceeded $1,400 per unit cost target by more than $200

Continuous focus on design and content

Larger HP Turbine

Housing opportunities

One of many design optimization opportunities in the pipeline

International® is a registered trademark of Inc.

Horizon Product Launch

IT'S UPTIME AT

Four Platforms



ProStar



LoneStar



DuraStar



WorkStar

One Common Cab



Horizon Modular Approach:

3 Major Systems, 21 Subsystems







Project Horizon

- Leverage single cab strategy
- Modular
- Scalable
- All truck platforms

3 Major Modules

- Design for uptime
- Optimal cost and functionality
- Reduction in complexity

International® is a registered trademark of NAVISTAR, Inc.

70

Continued Product Cost Reductions

Our pipeline of activities provides high confidence in our future cost performance

Unlocks Future Enabler Savings to Date Savings

Manufacturing Cost

Optimized Manufacturing Footprint

Material Cost

Supplier Footprint

Supply Base Rationalization & Strategic Sourcing

Best Cost Country Sourcing Design Cost Horizon Product Launch

Goal 5% Material Cost Reduction

International® is a registered trademark of Inc.

Quality continues to Improve

ProStar with Navistar Engines: Repair Rates

Twice as reliable

Targeting 25% improvement

ProStar w/2010 Emission EGR Engine ProStar w/2013 Emission SCR Engine Star w/2013 Emission SCR Engine

International® is a registered trademark of Inc.

Past the Peak of Legacy Warranty Issues

Population of legacy MaxxForce engines in warranty coverage continues to decline

Majority of 13L legacy MaxxForce engines out of regular warranty and in extended warranty cycle

International® is a registered trademark of Inc.

Effective Field Support

Improved Design & New Repair Practices Strong Field Support

EGR Valve Single Stage Cooler

Improved engineering designs Streamlined triage and diagnostics Faster and less expensive repair practices Dealer Training Extensive dealer training Parts availability above 98%

Benefits

Rapid resolution and lower dwell High Level of Parts Availability time translate into better uptime Reduced cost per repair Positive impact on warranty expense

International® is a registered trademark of Inc.

Warranty Now in a Competitive Range

Major Improvement in Warranty Expense

Warranty Expense % Manufacturing Revenue

12%

10.7%

10%

FY 2013 : 7.7%

8%

6%

FY 2014: 3.7%

4%

2.6%

52% YOY improvement in warranty

2%

expense close to benchmark level

0%

2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14

International® is a registered trademark of Inc.

Continued Cost Improvements will be Significant Portion of Q4 2015 EBITDA Margin Growth

Fully Implement

Previously Announced

Manufacturing Capacity Actions by Q4

Continued Material Structural Costs Cost Reductions of Approach 10% of

2 3% Per Year Revenues in Q4

Cost Improvements

Lower Breakeven Continue to Drive Point at our Brazilian Warranty Costs Operations Towards Best in Class Levels

International® is a registered trademark of Inc.

PRODUCT DEVELOPMENT — DENNY MOONEY

FEBRUARY 4, 2015

International® is a registered trademark of Inc.

Product Development

AGENDA:

Strategy

Technology

Going Forward

International® is a registered trademark of Inc.

Navistar Strategy to Leverage Best Global Suppliers

Leverage Leading-Edge Global Suppliers and Partners

Helps Deliver:

Uptime

Fuel Economy

Weight Efficiency

Safety

Cost

Best Technology

Customer Choice

International® is a registered trademark of [Graphics] , Inc.

Navistar Strategy to Leverage Best Global Suppliers

Integrated Engineering

Fast to Market

2/2/2015 8:24 PM

80 International® is a registered trademark of [Graphics] , Inc.

Integration: Engine Strategy

Class 8 Heavy-Duty Class 8 6/7 On-Highway Severe Service Medium

Supplier Engine Model Pro Lone 9900i Tran Pay Work Dura School Global/ Partner Star Star Star Star Star Star Bus Other

2/2/2015 8:24 PM

ISX-15 ? ? ? ? ? ISB-6.7 ? ? ? ? ISL-G ? Navistar N13 ? ? ? ? ? Navistar N10 ? ? ? Navistar N9 ? Propane 8.8L ?

Leverage MWM (South America) and JAC (China JV) for light- and medium-duty engines

Customer Choice and Leading-Edge Technology

81 International® is a registered trademark of [Graphics] , Inc.

Integration: Transmissions

Torque Manual Automated Manual Convert

Supplier Engine Eaton Eaton Tremec Eaton Eaton Eaton EC SA Eaton DD12 iShift 4000 TC-10 Partner Model FR FAS TR RT US US-2 OEM Series

Navistar ? ? ? ? ? ? ? ? ? Cummins ? ? ? ? ? ? ?

Detroit ? ? ? ? ? ? Cummins ? ? ? ? ? ? DAF ? ? ? ? ? ? Cummins ? ? ? ? ? ? DAF ? ? ? ? ? ? Cummins ? ? ? ? ? ? Volvo ? ? ? ? ? Cummins ? ? ? ? ?

Broadest range of heavy-duty transmission offerings in the industry

? Customer Choice

82 International® is a registered trademark of [Graphics], Inc.

Integration: Transmissions

International ProStar

? Most Aerodynamic Class 8 Tractor in the Industry

Introduced Eaton-Cummins

SmartAdvantage AMT

? First-to-Market

? Outstanding Fuel Economy

83 International® is a registered trademark of [Graphics], Inc.

Integration: Transmissions

Allison TC-10

? Efficient Fully-Automatic

Transmission for Heavy-Duty

? First-to-Market

84 International® is a registered trademark of [Graphics] , Inc.

Integration: Next Generation Safety Technologies

Safety Technologies

Lane Departure

Obstacle Detection

Collision Mitigation

Stability Control

Rollover Protection

85 International® is a registered trademark of [Graphics], Inc.

Integration: Next Generation Safety Technologies

Customer Choice

86 International® is a registered trademark of [Graphics], Inc.

Integration: Next Generation Safety Technologies

State-of-the-Art Next Generational Active Safety System

? First-to-Market

? Merges camera, radar and brake technologies

87 International® is a registered trademark of [Graphics], Inc.

Integration:

Seamless Integration with Major Suppliers

Speed to Market

Latest Technology

Customer Choice

88 International® is a registered trademark of [Graphics] , Inc.

Product Development Efficiency

$600 Consolidated Engine and Truck Engineering

$500

Reduced Spend by more $400 than $200M

Conversion from EGR to

$300

SCR $200 ISX/ISB $100 Uptime!

$0

2012 2013 2014

89 International® is a registered trademark of [Graphics], Inc.

Doing Work Differently: Uptime

DATA

CAD Simulation

Leverage OnCommand Connection for Rapid Feedback

State-of-the-Art CAD Simulation

Deliver Uptime

90 International® is a registered trademark of [Graphics], Inc.

Proven Test & Validation Capabilities: Uptime

During the last two years:

Built 200 validation vehicles and engines

Ran more than 11 million equivalent miles on dynos

91 International® is a registered trademark of [Graphics] , Inc.

Extensive Field Testing: Uptime

During the last two years:

More than 15 million miles Cold/Ice Road of field testing

Special Track Cycles

Many loads, applications and environmental conditions

Dusty/Off Road

Altitude/Grades

Salt/Humidity

92 International® is a registered trademark of [Graphics], Inc.

Next Generation Products: Premium Vocational

Strong reputation

Reliable, durable chassis

Big power applications

? Cement Mixers

? Oil Field

? Specialized

? Heavy-Haul

93 International® is a registered trademark of [Graphics], Inc.

Next Generation Products: Horizon Platform

Aerodynamics

Fuel Efficiency

Flexible Interiors

? USB Ports/Connectivity

? Latest Telematics Equipment

? Personal Communication Devices

International® is a registered trademark of [Graphics] , Inc.

Summary

Doing Things Differently

Demonstrated Results

? Uptime and Fuel Economy

Leveraging Global Supplier and Partners

? Leading-Edge Technology

? Customer Choice

Full Line of New Products Coming

95 International® is a registered trademark of [Graphics], Inc.

2015 ANALYST DAY FEBRUARY 4TH, 2015

WALTER BORST CHIEF FINANCIAL OFFICER

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Agenda

2013 – 2014: Drive to Deliver Progress

2015: Achieving Near-Term Earnings Growth

2017 and Beyond: Solidifying Our Place as a Market Leader

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2013 – 2014: DRIVE TO DELIVER

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Core North America Truck Revenue Improved ~10% in 2014

Core NA Truck Revenue Core North America

$7,000 revenue increased in 2014 due to a 6,400 unit $6,700 increase

2014 total revenue of

Core NA Truck Revenue ( $M)

$ 10.8B was flat year $6,100 over-year as we experienced lower sales

$6,000

in our Defense and Global businesses year- over-year

$5,000

2013 2014

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Cost Improvements Contributed to Increased EBITDA Margins

Gross Material Savings % Manufacturing Revenue Structural Costs % Manufacturing Revenue

3%

18%

16% 2%

14%

1%

12%

0% 10%

1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14

Warranty Expense % Manufacturing Revenue Manufacturing Savings % Manufacturing Revenue

12% 1.00%

9% 0.75%

6% 0.50%

3% 0.25%

0% 0.00%

1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14

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4 Pronged Cost Approach to Improving Returns

Material Structural Manufacturing Warranty costs costs costs costs

LOWERED BREAK-EVEN POINT BY MORE THAN 50% SINCE 2012

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2015: DELIVER

NEAR-TERM EARNINGS GROWTH

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Adjusted EBITDA Margin Exiting 2015 Remains on Track

16.0%

10.0%

% Q4 ‘12 to Q4 ‘14 8-10%

Avg. Improvement Margin of ~5 pts. Per Year

4.0%

EBITDA 0.2% 3.9% .

Adj

(2.0%)

(6.2%)

(8.0%)

Q4 Q4 Q4 Q4 2012 2013 2014 2015

Note: This slide contains non-GAAP information; please see the

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REG G in appendix for a detailed reconciliation.

2015 Q4 Adjusted EBITDA Margin Driven by Combination of Cost and Revenue Improvements

12%

Solid plans in place to achieve at least 8% adjusted EBITDA margin

8 – 10% in Q4 2015

1.3%

%

Cost improvements 1.6% continue to be significant

Margin 0.7%

6% portion of near-term EBITDA 2.5% plans to grow EBITDA

Adj. 3.9%

Upside opportunities exist depending on pace of market share recovery

0%

Q4 2014 Cost Revenue Q4 2015 Margin Improvements Drivers Margin

Note: This slide contains non-GAAP information; please see the

International® is a registered trademark of [Graphics], Inc.

REG G in appendix for a detailed reconciliation.

Continued Cost Improvements will be Significant Portion of Q4 2015 EBITDA Margin Growth

Fully Implement

Previously Announced

Manufacturing Capacity Actions by Q4

Continued Material Structural Costs Cost Reductions of Approach 10% of

2 3% Per Year Revenues in Q4

Cost Improvements

Lower Breakeven Continue to Drive Point at our Brazilian Warranty Costs Operations Towards Best in Class Levels

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Revenue Growth Driven by NA Truck and Parts

Increased North America Year–Over–Year Parts Growth From Q4 Volumes Q4 2014

Revenue Drivers

Pricing Shift in Mix Toward Opportunities in Higher Margin Strong Market Products and Dealer Led Sales

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Adjusted EBITDA Margins Expected to Improve Each Quarter in 2015 Versus 2014

Adjusted EBITDA Margin

9% Q4 exit run rate is based on continued quarter over quarter 4-6% improvement

6%

%

Delivering full year Margin 2015 targets will 3% ensure fiscal year-end

2-4%

EBITDA 4.7%

3.9% goals are met

Adj. 3.0%

0%

(1.7%)

Denotes 2015 Direction

-3%

Q1 Q2 Q3 Q4 2014 2014 2014 2014

Note: This slide contains non-GAAP information; please see the

International® is a registered trademark of [Graphics], Inc.

REG G in appendix for a detailed reconciliation.

2015 Revenue Expected to Grow Versus 2014

Core NA Truck Revenue Core NA Truck revenue

$8,000

expected to increase in conjunction with industry $6,900 – growth and market share

$7,200 gains M)

( $ $7,000

$6,700 Blue Diamond Truck Revenue venture scheduled to wind down this spring

Truck $6,100

NA Not expecting a recovery Core $6,000 in Brazil this year

$5,000

2013 2014 2015

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Focused On Reducing Structural Costs to Less Than 10% Of Revenues

Structural Costs Intense focus to drive 18% SG&A costs towards 15% industry benchmarks

Engineering expense

Revenue 12% 10—11%

projected to decline year-

12% Target

over-year as major Manufacturing engine conversions % completed as

Costs 6% Structural

0%

2013 2014 2015

Note: This slide contains non-GAAP information; please see the

International® is a registered trademark of [Graphics], Inc.

REG G in appendix for a detailed reconciliation.

Targeting Material & Logistics Cost Reductions of 5% Over Time

Gross Material Savings*

3% Material and logistics savings driven by:

– Design cost reductions Revenue – Supplier consolidation

– Make vs. buy studies

2% 1.5 – 1.8%

1.7% – Logistics optimization

Manufacturing %

as 1.2% Product line executive Savings driving material content 1% optimization initiatives

Material Gross

0%

2013 2014 2015

*Excludes incremental SCR costs

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Warranty Expense as Percent of Revenue has Surpassed

3.7% Target and Trending Lower

Warranty Expense

9%

7.7%

4% point improvement Revenue achieved ahead of plan

6%

Q3 and Q4 2014 run

3.3—3.7%

Manufacturing rates demonstrate <3%

Target

% of revenue doable

3.7% as Expense 3%

Warranty

0%

2013 2014 2015

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Have Reduced Manufacturing Costs Since 2012 Through Footprint Consolidation and Lean Initiatives

$ millions

Manufacturing Savings Previously announced

$100

consolidation of midrange engine operations

$79

and closure of foundry $75 operations will deliver

M)

$ $40 – $60 $35M of savings

(

Savings Implementation of lean in

$50 $44

our plants making Manufacturing significant progress

$25 Continuing to study utilization/footprint optimization

$0

2013 2014 2015

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2017 AND BEYOND:

SOLIDIFYING OUR PLACE AS A MARKET LEADER

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2017 & Beyond Objectives

Focus on improving the balance sheet

Reduce cash requirements to run the business

Continue to drive EBITDA margins towards industry benchmarks

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No Significant Near-term Debt Maturities

$1,600 Debt maturity profile $1,444 significantly extended during 2014, providing $1,200 additional financial M) flexibility

( $

Maturities $800 $748

Debt Seeking to reduce leverage over time

$421 $400

$227

$100 $100

$0

2015 2016 2017 2018 2019 Thereafter

Note: Total manufacturing debt of $2.96B, as of October 31, 2014.

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Capital Spending Not Expected to Return to Historical Levels as We Partner More

$250 We continue to invest in our products to solidify $150-$200 $150-$200 our place as a market leader

M)

( $ $125 -$150 Anticipate that capital expenditures will Expenditures increase, but not return to historical levels

$88

Capital – Less proprietary engine programs

– More efficient spending

$0

2014 2015 2016 2017

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Pension & OPEB Unfunded Status Forecast to Improve Materially by 2017

Pension Unfunded Status

$1,600 $1,414

M) $3B total Pension & OPEB

( $

Status $1,200 unfunded status ending 2014

$800

$800 Anticipate a 24% decrease in

$600

Unfunded the unfunded status by 2017

$400

Pension under the current $0 assumptions

2014 2017 2017 (+100 bps)

Additional upside exists if

OPEB Unfunded Status

$1,800 discount rates increase

$1,542

M) $1,450

( $ $1,250 Status $1,200 Unfunded $600 OPEB $0

2014 2017 2017 (+100 bps)

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Improved Quality Expected To Drive Lower Warranty Liability

Improved quality $1,500 resulting in lower cost per unit $1,197 MaxxForce legacy units M) continue to work their

( $

way through standard Liability and extended warranty $800 periods

Warranty $605 On-Command

Connection helping to Product drive preventative $397 measures and increase uptime

Warranty spend will

$0

2014 2017 approach warranty

Warranty Liability Warranty Spend Warranty Expense expense

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Used Truck Inventory Elevated In Near-Term Before Declining

$500 Implemented new $425 Diamond Renewed certified used truck $400 $300—$350 program to help drive M) incremental sales

( $ $300

$300 Used Truck inventory will Inventory improve over time as the Truck amount of EGR units $200 moves through the trade

Used cycle Gross $100

$0

2014 2015 2016 2017

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Manufacturing Cash Uses Decline Significantly by 2017

2014 2017 Expect further improvement in liquidity due to:

– Interest expense

– Pension & OPEB funding vs. expense

– Warranty spend vs. expense

– Stable Used Truck inventory levels

Investment in Capital Expenditure growth

Primary cash uses decrease by ~$200M

International® is a registered trademark of, Inc.

Long-term Goal is 12-14% Adjusted EBITDA Margin

16%

12.0 – 14.0%

12%

%

Margin 8.0—10.0%

EBITDA 8%

. 5.0—6.0%

Adj

4%

2.7%

0.8%

0%

2013 2014 2015 2016 / Benchmark 2017

Note: This slide contains non-GAAP information; please see the International® is a registered trademark of, Inc.

REG G in appendix for a detailed reconciliation.

Conclusion

Demonstrated significant progress from 2012 – 2014

Confident in ability to achieve 8-10% adjusted EBITDA margin run rate

Long-term focused on improving the balance sheet while continuing to drive toward benchmark profitability

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2015 ANALYST DAY FEBRUARY 4, 2015

Q&A

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2015 ANALYST DAY FEBRUARY 4, 2015

THANK YOU

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APPENDIX

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SEC REGULATION G NON-GAAP RECONCILIATION

SEC Regulation G Non-GAAP Reconciliation

The financial measures presented below are unaudited and not in accordance with, or an alternative for, financial measures presented in accordance with U.S. generally accepted accounting principles (“GAAP”). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP and are reconciled to the most appropriate GAAP number below.

We define EBITDA as our consolidated net income (loss) from continuing operations attributable to Navistar International

Corporation, net of tax, plus manufacturing interest expense, income taxes, and depreciation and amortization. We believe EBITDA provides meaningful information to the performance of our business and therefore we use it to supplement our GAAP reporting. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results.

Adjusted EBITDA:

We believe that adjusted EBITDA, which excludes certain identified items that we do not consider to be part of our ongoing business, improves the comparability of year to year results, and is representative of our underlying performance. Management uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the below reconciliations, and to provide an additional measure of performance.

Adjusted EBITDA margin:

We define Adjusted EBITDA margin as a percentage of the Company’s consolidated sales and revenues. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the below reconciliations, and to provide an additional measure of performance.

Structural costs consists of Selling, general and administrative expenses and Engineering and product development costs.

International® is a registered trademark of Inc.

SEC REGULATION G NON-GAAP RECONCILIATION

Earnings (loss) before interest, taxes, depreciation, and amortization (“EBITDA”) reconciliation:

Quarters Ended

2014 2013 2012 (in millions) Jan. 31 Apr. 30 Jul. 31 Oct. 31 Oct. 31 Oct. 31

Loss from continuing operations attributable to NIC, net of tax.$ (249) $ (298) $ (3)$ (72) $ (153) $ (2,737)

Plus:

Depreciation and amortization expense . 86 99 71 76 87 77 Manufacturing interest expense(A). 65 57 60 61 63 56

Less:

Income tax benefit (expense) . 12 (23) (14) (1) 224 (2,167) EBITDA.$ (110) $ (119) $ 142 $ 66 $ (227) $ (437)

(A) Manufacturing interest expense is the net interest expense primarily generated for borrowings that support the manufacturing and corporate operations, adjusted to eliminate intercompany interest expense with our Financial Services segment. The following table reconciles Manufacturing interest expense to the consolidated interest expense:

Quarters Ended

2014 2013 2012 (in millions) Jan. Apr. Jul. 31 Oct. 31 Oct. Oct. 31

Interest expense . 82 74 78 80 81 77 Less: Financial services interest expense. 17 17 18 19 18 21 Manufacturing interest expense . $ 65 $ 57 $ 60 $ 61 $ 63 $ 56

International® is a registered trademark of Inc.

SEC REGULATION G NON-GAAP RECONCILIATION

Earnings (loss) before interest, taxes, depreciation, and amortization (“EBITDA”) reconciliation:

Years Ended

October 31,

(in millions) 2014 2013

Loss from continuing operations attributable to NIC, net of tax $(622) $(857)

Plus:

Depreciation and amortization expense 332 417

Manufacturing interest expense (A) 243 251

Less:

Income tax benefit (expense)(26) 171

EBITDA $(21) $(360)

(A) Manufacturing interest expense is the net interest expense primarily generated for borrowings that support the manufacturing and corporate operations,

adjusted to eliminate intercompany interest expense with our Financial Services segment. The following table reconciles Manufacturing interest expense to the consolidated interest expense:

Years Ended

October 31,

(in millions) 2014 2013

Interest expense $ 314 $ 321

Less: Financial services interest expense 71 70

Manufacturing interest expense $ 243 $ 251

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SEC REGULATION G NON-GAAP RECONCILIATION

Adjusted EBITDA reconciliation:

Years Ended October

Quarters Ended 31,

2014 2013 2012

(in millions) Jan. 31 Apr. 30 Jul. 31 Oct. 31 Oct. 31 Oct. 31 2014 2013

EBITDA (reconciled above) $ (110) $ (119) $ 142 $ 66 $ (227) $ (437) $ (21) $(360)

Less significant items of:

Brazil engine reporting unit impairment charges (A) 149 149

Adjustments to pre-existing warranties (B) 52 42(29)(10) 152 149 55 404

Brazil truck business actions(C) 29 29

North America asset impairment charges(D) 18 2 4 80 5 24 97

Mahindra Joint Venture divestiture(E)(26)

Legal settlement(F)(35)

Engineering integration costs (G) 9

Restructuring of North American manufacturing

operations(H) 14 27 4 41

Cost reduction and other strategic initiatives (I) 3 8 2 4 73 17 9

Total adjustments 73 201(9) 50 232 240 315 449

Adjusted EBITDA $ (37) $ 82 $ 133 $ 116 $ 5 $ (197) $ 294 $ 89

Adjusted EBITDA margin(1.7)% 3.0% 4.7% 3.9% 0.2%(6.2)% 2.7% 0.8%

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SEC REGULATION G NON-GAAP RECONCILIATION

Adjusted EBITDA reconciliation:

(A) In the second quarter of 2014, the Global Operations segment recorded asset impairment charges of $149 million for the impairment of certain intangible assets of our Brazilian engine reporting unit.

(B) Adjustments to pre-existing warranties reflect changes in our estimate of warranty costs for products sold in prior periods.

(C) In the fourth quarter of 2014, the Global Operations segment recorded approximately $29 million in charges, primarily related to inventory, to right size the Brazil

Truck business.

(D) In 2014 , the North America Truck segment recorded impairment charges related to certain amortizing intangible assets and long-lived assets which were determined to be fully impaired. In the first quarter of 2014, the Company concluded it had a triggering event related to potential sales of assets requiring assessment of impairment for certain intangible and long-lived assets in the North America Truck segment. As a result, the North America Truck segment recognized asset impairment charges of $18 million. In 2013, the North America Truck segment recognized asset impairment charges consisting of: $77 million related to the impairment of the North America Truck segment’s entire goodwill balance, which was recorded in the fourth quarter of 2013, and $20 million which were primarily the result of our ongoing evaluation of our portfolio of assets to validate their strategic and financial fit, which led to the discontinuation of certain engineering programs related to products that were determined to be outside of our core operations or not performing to our expectations.

(E) In the second quarter of 2013, the Company sold its stake in the Mahindra Joint Ventures to Mahindra and the Global Operations segment recognized a gain of $26 million.

(F) In the first quarter of 2013, as a result of the legal settlement with Deloitte and Touche LLP, the Company received cash proceeds of $35 million.

(G) In the fourth quarter of 2012, the Company recorded $9 million of engineering integration costs related to the consolidation of our truck and engine engineering operations, as well as the relocation of our world headquarters. The North America Truck segment recorded the majority of these charges.

(H) In the fourth quarter of 2014 the North America Truck segment recorded $11 million of charges related to our anticipated exit from our Indianapolis, Indiana foundry facility and certain assets in our Waukesha, Wisconsin foundry operations which were impaired and certain other charges were recorded. The charges included $13 million of restructuring charges, $7 million of fixed asset impairment charges and $7 million of charges for inventory reserves. In the third quarter of

2014, the North America Truck segment recorded $14 million of charges related to the 2011 closure of its Chatham, Ontario plant, based on a ruling received from the Financial Services Tribunal in Ontario Canada. In the fourth quarter of 2012, the Company recorded $4 million of charges as part of its plan to cease operations and close its Garland, Texas manufacturing operations in the first half of 2013.

(I) In 2014, the Company recorded additional restructuring charges related to cost reduction actions that included a reduction-in-force in the U.S and Brazil. In the fourth quarter of 2013, the Company leveraged efficiencies identified through redesigning our organizational structure and implemented new cost-reduction initiatives, including an enterprise-wide reduction-in-force. As a result of these actions, the Company recognized restructuring charges of $9 million in the year ended October 31, 2013. In the fourth quarter of 2012, the Company announced actions to control spending across the Company and targeted reductions of certain costs. As a result of these actions, the Company recognized restructuring charges of $73 million in the quarter ended October 31, 2012.

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